Exhibit 10.15

Order Sheet

e-SMART KOREA INC.

TEL. FAX. August 20, 2008

<table>
<tr><td rowspan="5">Orderer</td><td>Taxpayer Identification Number</td><td colspan="3"></td><td rowspan="5">Supplier</td><td colspan="2" rowspan="2">e-Smart Korea, Inc.</td></tr>
<tr><td>Name of Company</td><td>Easyinternet Co., Ltd.</td><td>Name of Representative</td><td>Dong-Ki Yoo</td></tr>
<tr><td>Address</td><td colspan="3">212-1 Ace Twin Tower 1-cha,Rm #510, Guro-gu, Guro-Dong, Seoul, Korea</td><td>Address</td><td>642-9 Yeoksam-Dong, Gangnam-Gu, Seoul</td></tr>
<tr><td rowspan="2">Type of Business</td><td rowspan="2">Value-added communication, computers</td><td rowspan="2">Items of Business</td><td rowspan="2"></td><td>TEL.</td><td>02-2185-5887</td></tr>
<tr><td>FAX.</td><td>02-2185-5889</td></tr>
</table>

<u>Price : FOUR HUNDRED THOUSAND WON (KRW 400,000) / VAT not included</u>

NO	Name of Product	Specification	Unit	Quantity	Unit Price	Price
1	I AM Card	Contact Type	EA	20	20,000	400,000
Total						400,000

Reference : 1. Date of Delivery : Negotiable

2. Terms of Payment : Cash

e-Smart Korea

E-SMART KOREA INC. 642-9, Songchon B/D 9F Yeoksam-dong

TEL +822.2185.5886~8 FAX. +822.2185.5889 Gangnam-gu, Seoul, Korea

DELIVERY RECEIPT

To: e-Smart Korea Inc.

Name of Product Specification Unit Quantity Remarks

I AM CARD Contact Type EA 20

The above products have been duly received.

September 2, 2008

Name of Company : Easyinternet Co., Ltd.

Department: Business Management

Name: Kwang-Ui Son

http://www.esmartkorea.com